Q1 2026 Financial Results and Commentary April 28, 2026

Cautionary Statements & Disclosures This presentation and the accompanying oral presentation contain “forward-looking” statements that are based on our management’s beliefs and assumptions, including statements regarding dividends and capital return, demand and market trends, strategy and competitive positioning, financial performance and profitability, supply chain management, and 2026 financial guidance. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on assumptions that may prove to be incorrect, which could cause actual results to differ materially from those expected or implied by the forward-looking statements. Factors that may cause actual results to differ include any unforeseen need for capital which may require us to divert funds we may have otherwise used for the dividend program or stock repurchase program, which may in turn negatively impact our ability to administer the quarterly dividends or the repurchase of our common stock; a significant decline in global macroeconomic or political conditions that have an adverse impact on our business and financial results; an expansion of adversarial global trade dynamics or other changes to international trade regulations; business interruptions related to our supply chain; our ability to manage our business and expenses if customers cancel or delay orders; execution risks related to closing key deals and improving our execution; the continued market adoption of our products; our ability to successfully anticipate market needs and opportunities; our timely development of new products and features; our ability to achieve or maintain profitability; any loss or delay of expected purchases by our largest end-customers; our ability to maintain or improve our competitive position; competitive and execution risks related to cloud-based computing trends; our ability to attract and retain new end-customers and our largest end-consumers; our ability to maintain and enhance our brand and reputation; changes demanded by our customers in the deployment and payment model for our products; continued growth in markets relating to network security; the success of any future acquisitions or investments in complementary companies, products, services or technologies; the ability of our sales team to execute well; our ability to shorten our close cycles; the ability of our channel partners to sell our products; variations in product mix or geographic locations of our sales; risks associated with our presence in international markets; weaknesses or deficiencies in our internal control over financial reporting; our ability to timely file periodic reports required to be filed under the Securities Exchange Act of 1934; and other risks that are described in “Risk Factors” in our periodic filings with the Securities and Exchange Commission, including our Form 10-K filed with the Securities and Exchange Commission on February 25, 2026. We do not intend to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. This presentation and the accompanying oral presentation also include certain non-GAAP financial measures including non-GAAP net income, non-GAAP net income per basic and diluted share (or non-GAAP EPS), non-GAAP gross profit and gross margin, non-GAAP operating expenses, non-GAAP operating income and operating margin, Adjusted EBITDA and Adjusted EBITDA margin. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titles measures presented by other companies. A10 Networks considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the company, exclusive of unusual events or factors that do not directly affect what we consider to be our core operating performance and are used by the company’s management for that purpose. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. We define non-GAAP net income as our GAAP net income excluding: (i) stock-based compensation and related payroll tax, (ii) acquisition-related expense, (iii) amortization of acquired intangible assets, (iv) amortization of debt issuance costs, (v) certain legal expense and (vi) income tax effect of non-GAAP items (i) to (v) listed above. We define non-GAAP net income per basic and diluted share as our non-GAAP net income divided by our basic and diluted weighted-average shares outstanding. We define non-GAAP gross profit as our GAAP gross profit excluding (i) stock-based compensation and related payroll tax and (ii) amortization of purchased intangible assets. We define non-GAAP gross margin as our non-GAAP gross profit divided by our GAAP revenue. We define non-GAAP operating expenses as our GAAP operating expenses excluding (i) stock-based compensation and related payroll tax, (ii) acquisition-related expense, (iii) amortization of acquired intangible assets and (iv) certain legal expense. We define non-GAAP operating income as our GAAP income from operations excluding (i) stock-based compensation and related payroll tax, (ii) acquisition-related expense, (iii) amortization of acquired intangible assets and (iv) certain legal expense. We define non-GAAP operating margin as our non-GAAP operating income divided by our GAAP revenue. We define Adjusted EBITDA as our GAAP net income excluding (i) interest and other income, net, (ii) depreciation and amortization expense, (iii) provision for income taxes, (iv) stock-based compensation and related payroll tax, (v) acquisition-related expense and (vi) certain legal expense. We define Adjusted EBITDA margin as our Adjusted EBITDA divided by our GAAP revenue. Non-GAAP financial measures are presented for supplemental informational purposes only for understanding the company's operating results.

Agenda Q1 2026 Overview 2026 Outlook

Q1’26: Profitable Growth, Durable Secular Catalysts Consistent Profitability Key TakeawaysRevenue Overview Q1 Revenue increased 13.4% year-over-year Security-led revenue continues to exceed long-term target TTM Enterprise growth of 13%, Service Provider growth of 11% Non-GAAP gross margins of 80.6% Adjusted EBITDA margins of 30% Non-GAAP EPS of $0.24 (diluted) Increasing relevance supporting AI infrastructure and applications Investments in next-generation networking and security yielding positive results Profitability in line with expectations See Appendix for reconciliation to most comparable GAAP financial measures.

Revenue and Adjusted EBITDA $66.1 $69.4 $74.7 $80.4 $75.0 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Revenue, $ Millions $19.5 $19.7 $21.9 $24.9 $22.5 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Adjusted EBITDA, $ Millions $66.1 $75.0 Q1 2025 Q1 2026 Revenue, $ Millions $19.5 $22.5 Q1 2025 Q1 2026 Adjusted EBITDA is a Non-GAAP Financial Measure. See Appendix for reconciliation to most comparable GAAP financial measures. Adjusted EBITDA, $ Millions

Revenue by Customer Vertical $39.0 $32.8 Q1 2025 Q1 2026 Service Provider Revenue, $ Millions $27.1 $27.8 $26.9 $34.1 $42.2 $39.0 $41.6 $47.8 $46.3 $32.8 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Revenue, $ Millions Service Provider Enterprise $27.1 $42.2 Q1 2025 Q1 2026 Enterprise Revenue, $ Millions

Revenue by Geography 51% 59% 65% 64% 67% 28% 26% 22% 22% 19% 21% 15% 12% 14% 14% Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 $ Millions Americas APJ EMEA 67% 19% 14% Q1’26 $75.0 million

Unified Product Architecture What We Do AI Infrastructure Enablement Massive scale traffic management Carrier-grade traffic processing High-performance NAT Application-aware traffic steering East-west load balancing Flexible performance optimization for distributed workloads Multi-layer DDoS mitigation (L3-L7) Web and API protection for modern applications Intelligent & automated threat protection N o w Network Security Next-Generation Networking Legacy Networking AI prompt and traffic routing AI inference securityAI-powered predictive analytics N ex t Common Policy Engine Shared OS & Security Platform Unified Control Plane

Consistent Value Creation Business Model Revenue Growth Capital Allocation

Thank You

A10Networks.com

Appendix

Financial Performance Trends Numbers may not sum due to rounding. Please refer to the supplemental financials posted in the “Investor Relations” section of the A10 Networks website at investors.A10networks.com Gross Margin %, Operating Margin %, Adjusted EBITDA and EPS are Non-GAAP Financial Measures. See Appendix for reconciliation to most comparable GAAP financial measures. $ Millions (except Margins and EPS) Q1’23 Q2’23 Q3’23 Q4’23 FY 2023 Q1’24 Q2’24 Q3’24 Q4’24 FY 2024 Q1’25 Q2’25 Q3'25 Q4’25 FY 2025 Q1’26 Revenue $57.7 $65.8 $57.8 $70.4 $251.7 $60.7 $60.1 $66.7 $74.2 $261.7 $66.1 $69.4 $74.7 $80.4 $290.6 $75.0 Non-GAAP Gross Margin % 83.1% 80.2% 81.8% 81.8% 81.7% 81.9% 80.9% 81.3% 80.7% 81.2% 80.9% 80.0% 80.7% 80.8% 80.6% 80.6% Non-GAAP Operating Margin % 23.1% 23.1% 20.6% 30.4% 24.6% 18.5% 21.1% 22.6% 32.7% 24.2% 24.4% 23.6% 24.7% 26.6% 24.9% 25.2% Adjusted EBITDA (non-GAAP) $15.5 $17.4 $14.4 $23.9 $71.2 $13.9 $15.5 $17.8 $27.3 $74.5 $19.5 $19.7 $21.9 $24.9 $86.0 $22.5 Non-GAAP EPS $0.13 $0.19 $0.16 $0.25 $0.73 $0.17 $0.18 $0.21 $0.31 $0.86 $0.20 $0.21 $0.23 $0.26 $0.90 $0.24 Ending Cash & Marketable Securities $144.5 $153.9 $169.0 $159.3 $159.3 $182.1 $177.1 $182.1 $195.6 $195.6 $355.8 $367.4 $370.9 $377.9 $377.9 $369.8

GAAP to Non-GAAP – Gross Margin and EPS Numbers may not sum due to rounding. EPS data is presented on a basic and diluted basis. Please refer to the supplemental financials posted the “Investor Relations” section of the A10 Networks website at investors.A10networks.com.

GAAP to Non-GAAP – Operating Income Numbers may not sum due to rounding. Please refer to the supplemental financials posted the “Investor Relations” section of the A10 Networks website at investors.A10networks.com. Q3’23

GAAP to Non-GAAP – Adjusted EBITDA Numbers may not sum due to rounding. Please refer to the supplemental financials posted the “Investor Relations” section of the A10 Networks website at investors.A10networks.com.